UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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KAIVAL BRANDS INNOVATIONS GROUP, INC.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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KAIVAL BRANDS INNOVATIONS GROUP, INC.

4460 Old Dixie Highway

Grant-Valkaria, Florida 32949

https://kaivalbrands.com

October 7, 2025

Dear Fellow Stockholders:

On behalf of your Board of Directors, we cordially invite you to attend the 2025 Annual Meeting of Stockholders of Kaival Brands Innovations Group, Inc. (the “Annual Meeting”). The Annual Meeting will be held on October 31, 2025, at 2:00 p.m. Eastern Time, in a virtual meeting format only and conducted via live audio webcast to enable our stockholders to participate from locations around the world. Stockholders will NOT be able to attend the Annual Meeting in person. The Annual Meeting will be accessible only over the internet. Please see “Attending the Virtual Annual Meeting” in the proxy statement (“Proxy Statement”) accompanying this letter for information on how to obtain the proxy materials, attend, submit questions and vote at the Annual Meeting.

We are making available to you the accompanying Notice of Annual Meeting of Stockholders (“Notice”), Proxy Statement and form of proxy card or voting instruction form on or about October 7, 2025. We are pleased to furnish proxy materials to stockholders primarily over the internet. We believe that this process expedites stockholders’ receipt of proxy materials, lowers the costs of our Annual Meeting and conserves natural resources. On or about October 7, 2025 we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Availability Notice”) that includes instructions on how to access our Proxy Statement and 2024 Annual Report and how to vote online. The Internet Availability Notice also includes instructions on how you can receive a paper copy of your Annual Meeting materials, including the Notice, Proxy Statement and proxy card or voting instruction form. If you elected to receive your Annual Meeting materials by mail, the Notice, Proxy Statement and proxy card or voting instruction form were enclosed. If you elected to receive your Annual Meeting materials via e-mail, the e-mail contains voting instructions and links to the 2024 Annual Report and the Proxy Statement, both of which are available at www.proxyvote.com. Additional details regarding admission to, and the business to be conducted at, the Annual Meeting are described in the accompanying Notice and Proxy Statement.

Only stockholders of record at the close of business on October 7, 2025 are entitled to notice of, and to vote at, the Annual Meeting.

Your vote is important. Regardless of whether you plan to attend the Annual Meeting, we hope that you will vote as soon as possible. You may vote over the internet, by telephone or by mailing in a proxy card. Please review the instructions on the proxy card or voting instruction form regarding each of these voting options. Voting will ensure your representation at the Annual Meeting regardless of whether you attend the Annual Meeting.

Thank you for your on-going support of Kaival Brands Innovations Group, Inc.

Sincerely,

Mark Thoenes

Interim Chief Executive Officer and Director

KAIVAL BRANDS INNOVATIONS GROUP, INC.

4460 Old Dixie Highway

Grant-Valkaria, Florida 32949

https://kaivalbrands.com

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held Virtually at www.virtualshareholdermeeting.com/KAVL2025 (Eastern Time) on October 31, 2025

Notice is hereby given that the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Kaival Brands Innovations Group, Inc., a Delaware corporation (“Company,” “Kaival,” “we,” “us” and “our”), will be held on October 31, 2025 at 2:00 p.m. (Eastern Time) via a live webcast on the Internet. You will be able to virtually attend the Annual Meeting online, vote and submit questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/KAVL2025 during the meeting. We are holding the Annual Meeting for the following purposes, which are more fully described in the accompanying proxy statement:

(1)	to elect four(4) directors to serve until the 2026 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified;
(2)	to ratify the selection by our Board of Directors of MaloneBailey, LLP as our independent auditor for the fiscal year ending October 31, 2025; and
(3)	to transact such other business as may properly come before the meeting.

These items of business are more fully described in the proxy statement (“Proxy Statement”) accompanying this Notice of Annual Meeting of Stockholders (the “Notice”). We are not aware of any other business to come before the Annual Meeting.

After careful consideration, the Board has determined that each proposal listed above is in the best interests of the Company and its stockholders and has approved each proposal. The Board recommends a vote “FOR” the Election of each director nominee (Proposal 1) and “FOR” the ratification of our independent auditor (Proposal 2).

All stockholders are invited to attend the Annual Meeting virtually and no stockholder will be able to attend the Annual Meeting in person. The Annual Meeting will be accessible via the internet in accordance with the instructions contained in the Proxy Statement. Please see “Questions and Answers About the Meeting and Voting—How Do I Vote At The Annual Meeting?” in the Proxy Statement accompanying this Notice for information on how to attend, submit questions and vote at the Annual Meeting.

WHO CAN VOTE?

You can vote at the Annual Meeting if you were a stockholder of record as of the close of business on October 7, 2025 (the “Record Date”). Only stockholders of record on the Record Date are entitled to receive this Notice and to vote at the Annual Meeting or at any postponement(s) or, continuations(s) or adjournment(s) of the Annual Meeting.

ANNUAL REPORT

A copy of our 2024 Annual Report to Stockholders (the “2023 Annual Report”) including our Form 10-K, accompanies the Proxy Statement.

REVIEW THE PROXY MATERIALS AND ANNUAL REPORT ON OUR WEBSITE

You may also read the 2024 Annual Report, this Notice and Proxy Statement on our website at www.proxyvote.com.

AVAILABLE DATE

This Notice, the Proxy Statement and the form of proxy are first being made available to stockholders on or about October 7, 2025.

YOUR VOTE IS IMPORTANT. YOU MAY VOTE OVER THE INTERNET, BY TELEPHONE OR BY MAILING BACK A PROXY CARD. PLEASE REVIEW THE INSTRUCTIONS IN THE PROXY STATEMENT OR ON THE PROXY CARD OR VOTING INSTRUCTION FORM REGARDING EACH OF THESE VOTING OPTIONS.

We hope you are able to attend the Annual Meeting virtually via the internet. Whether or not you attend, it is important that your stock be represented and voted at the meeting. I urge you to please complete, date and return the proxy card in the enclosed envelope, vote your shares electronically or vote by telephone using the information provided in the attached Proxy Statement prior to the Annual Meeting date. The vote of each stockholder is very important. You may revoke your written proxy at any time before it is voted at the Annual Meeting by giving written notice to the Company’s Interim Chief Financial Officer, by submitting a properly executed paper proxy bearing a later date or by attending the Annual Meeting virtually and voting online during the meeting. Stockholders may also revoke their proxies by entering a new vote over the internet or by telephone.

By Order of the Board of Directors,

Mark Thoenes

Interim Chief Executive Officer and Director

Grant-Valkaria, Florida

October 7, 2025

KAIVAL BRANDS INNOVATIONS GROUP, INC.

4460 Old Dixie Highway

Grant-Valkaria, Florida 32949

PROXY STATEMENT

For Annual Meeting of Stockholders to Be Held on October 31, 2025

The Board of Directors (the “Board”) of Kaival Brands Innovations Group, Inc. (“Kaival,” “Company,” “we,” “us” or “our”), solicits the enclosed proxy for use at the 2025 Annual Meeting of Stockholders of the Company (“Annual Meeting”) to be held on October 31, 2025, only via live webcast accessible by following the instructions set forth here at “Questions and Answers About the Meeting And Voting—How Do I Vote at the Annual Meeting?” This proxy statement (“Proxy Statement”) and the accompanying Notice of Annual Meeting of Stockholders (the “Notice”) and form of proxy are first being made available to stockholders on or about October 7, 2024.

We are furnishing proxy materials to our stockholders primarily via the internet. On or about October 7, 2024, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Availability Notice”) containing instructions on how to access our proxy materials, including our Proxy Statement and our 2024 Annual Report to Stockholders (the “2024 Annual Report”). The Internet Availability Notice also provides information on how to access your voting instructions to be able to vote through the internet or by telephone. Other stockholders, in accordance with their prior requests, have received e-mail notification of how to access our proxy materials and vote via the internet, or have been mailed paper copies of our proxy materials and a proxy card or voting instruction form. Internet distribution of our proxy materials helps to expedite receipt by our stockholders, lowers the cost of the Annual Meeting and conserves natural resources. However, if you would prefer to receive printed proxy materials, please follow the instructions included in the Internet Availability Notice. If you have previously elected to receive our proxy materials electronically, you will continue to receive these materials via e-mail unless you elect otherwise.

The executive offices of the Company are located at, and the mailing address of the Company is 4460 Old Dixie Highway, Grant-Valkaria, Florida 32949.

This Proxy Statement contains information about the matters to be voted on at the Annual Meeting and the voting process, as well as information about our directors and executive officers.

Under Securities and Exchange Commission (“SEC”) rules that allow companies to furnish proxy materials to stockholders over the Internet, we have elected to deliver our proxy materials to the majority of our stockholders over the Internet. This delivery process allows us to provide stockholders with the information they need, while at the same time conserving natural resources and lowering the cost of delivery. On or about October 7, 2025, we will begin sending to our stockholders the Internet Availability Notice containing instructions on how to access our Proxy Statement for our Annual Meeting and our 2024 Annual Report. The Internet Availability Notice also provides instructions on how to vote online or by telephone, how to access the virtual Annual Meeting and how to receive a paper copy of the proxy materials by mail. The Notice and Proxy Statement are also available at www.proxyvote.com.

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

Q: What is a proxy?

A: A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” By using the methods discussed below, you will be appointing Mark Thoenes, the Interim Chief Executive Officer, and Eric Morris, the Chief Financial Officer, Treasurer and Secretary of the Company, as your proxy. The proxy agent will vote on your behalf, and will have the authority to appoint a substitute to act as proxy. If you are unable to attend the Annual Meeting, please vote by proxy so that your shares may be voted.

Q: What is a proxy statement?

A: A proxy statement is a document that regulations of the SEC require that we give to you when we ask you to sign a proxy card to vote your stock at the Annual Meeting.

Q: What is the purpose of the Annual Meeting?

A: At our Annual Meeting, stockholders will vote on: (i) the election of four (4) directors; and (ii) the ratification of the selection by our Board of MaloneBailey, LLP as our independent auditor for the fiscal year ending October 31, 2025; and (iii) such other matters as may come before the meeting. We are not currently aware of any such matters. In addition, following the meeting our management will report on the Company’s performance over the last fiscal year and respond to questions from stockholders.

Q: Why am I receiving these materials?

A: The Board has made these materials available to you over the internet at www.proxyvote.com, or has delivered printed versions of these materials to you by mail, in connection with the Board’s solicitation of proxies for use at the Annual Meeting. The Annual Meeting is scheduled to be held on October 31, 2025, at 2:00 p.m. Eastern Time, via live webcast. This solicitation by the Board is for proxies for use at the Annual Meeting.

Q: Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials this year instead of a full set of proxy materials?

A: As permitted by SEC rules, we are making this Proxy Statement and our Annual Report available to our stockholders electronically via the internet. On or about October 7, 2025, we mailed to our stockholders the Internet Availability Notice containing instructions on how to access this proxy statement and our Annual Report and vote online. If you received the Internet Availability Notice by mail you will not receive a printed copy of the proxy materials in the mail unless you request a copy. The Internet Availability Notice instructs you on how to access and review all of the important information contained in the Proxy Statement and Annual Report. The Internet Availability Notice also instructs you on how you may submit your proxy over the internet or by telephone. If you received the Internet Availability Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Internet Availability Notice. We encourage you to take advantage of the availability of the proxy materials on the internet in order to help lower the costs of delivery and reduce the Company’s environmental impact.

Q: How do I obtain the materials for the Annual Meeting?

A: You should have received the Internet Availability Notice in the mail of how to obtain materials for the Annual Meeting. Please follow the instructions on the Internet Availability Notice to obtain the materials either via the internet, by telephone or by e-mail.

You may also view the following proxy materials on the Company’s website at https://kaivalbrands.com:

●	the Company’s 2024 Annual Report; and
●	the Company’s 2025 Proxy Statement.

You may not vote on the Company’s website.

The Company urges you to request your materials before October 24, 2025 so that you will receive them in a timely manner in order to vote at the Annual Meeting.

Q: Who may attend the Annual Meeting?

A: The Annual Meeting is open to all stockholders of record as of close of business on October 7, 2025 (the “Record Date”), or their duly appointed proxies.

Q: What will I need in order to attend the Annual Meeting Online?

A: You may attend the Annual Meeting via the internet, vote your shares and, after the meeting adjourns, submit a question. On the day of the Annual Meeting, you may log in to attend the Annual Meeting by clicking on the link provided and entering your 16 digit control number listed in your proxy materials and follow the instructions to vote your shares. Further instructions on how to vote are set forth below in the question “How do I vote at the Annual Meeting?” If you do not comply with the procedures outlined in this Proxy Statement, you will not be admitted to the virtual Annual Meeting. Online access will begin at 1:45 p.m. Eastern Time on October 31, 2025, and we encourage you to access the meeting prior to the start time. The meeting webcast will begin promptly at 2:00 p.m. Eastern Time on October 31, 2025.

Q: May stockholders ask questions?

A: Yes. Representatives of the Company will answer stockholders’ questions of general interest after the adjournment of the Annual Meeting. Depending upon the number of persons asking questions, the Chairman of the meeting may limit the number of questions one person may ask in order to give a greater number of stockholders an opportunity to ask questions. If you choose to attend the online meeting, you may submit a question during the Annual Meeting webcast by using your Virtual Control Number. Questions will be answered as time allows.

Q: Who may vote?

A: You may vote if you owned Kaival common stock as of the close of business on October 7, 2025. Each share of Kaival common stock is entitled to one vote. As of the Record Date, the Company had 11,593,402 shares of common stock outstanding.

Q: What am I voting on?

A: You will be voting on the following items of business at the Annual Meeting:

●	the election of four (4) directors to serve until the 2026 Annual Meeting of stockholders and until their respective successors are duly elected and qualified;
●	the ratification of the selection by our Board of MaloneBailey, LLP as our independent auditor for the fiscal year ending October 31, 2025; and
●	any other business that properly comes before the meeting, including adjournments.

Q: How does the Board recommend that I vote?

A: Our Board recommends that you vote your shares:

●	“FOR” each of the nominees named in this Proxy Statement for election to the Board;
●	“FOR” the ratification of the selection by our Board of MaloneBailey, LLP as our independent auditor for the fiscal year ending October 31, 2025; and
●	to provide authority for the persons named as proxies to vote on other matters that may come before the Annual Meeting in their discretion. The Board has made no recommendation as to how the proxies will vote with respect to other matters that may come before the meeting. Such proxies will vote on any other matter in their sole discretion.

Q: How do I vote at the Annual Meeting?

A: You should have received the Internet Availability Notice in the mail that described the methods of voting at the virtual Annual Meeting. Please refer to that notice to vote.

If you received a paper proxy card, you may vote by mail by returning the proxy card to the address on the enclosed envelope.

●	On the day of the Annual Meeting, you may log in to attend the Annual Meeting by clicking on the link provided using your 16 digit control number listed in your proxy materials.

●	If you wish to vote your shares electronically at the Annual Meeting, you will need to visit www.virtualshareholdermeeting.com/KAVL2025 during the Annual Meeting while the polls are open.

If you encounter technical difficulties:

We will have technicians ready to assist you with any technical difficulties you may have in accessing the Annual Meeting live webcast. Please be sure to check in by 1:45 p.m., Eastern time, on October 31, 2025 the day of the Annual Meeting, so that we may address any technical difficulties before the Annual Meeting live webcast begins. If you encounter any difficulties accessing the Annual Meeting live webcast during the check-in or meeting time, please refer to the technical support instructions listed on the virtual meeting portal.

The Company urges you to vote before October 30, 2025 to ensure that your vote is timely received and counted.

Q: Can I change my mind after I vote?

A: You may change your vote at any time before the polls close at the Annual Meeting. You may do this by:

●	signing another proxy card with a later date and returning it to us prior to the Annual Meeting; or

●	voting again by telephone or through the Internet during the virtual Annual Meeting.

Your attendance at the Annual Meeting will not have the effect of revoking a proxy unless you take any of the actions noted above.

Q: Who will count the votes?

A: An agent of Broadridge Financial Solutions has been appointed as the independent inspector who is not affiliated with the Company or any director, director nominee or officer of the Company, will count the votes and will serve as the inspector of election.

Q: What if I return my proxy card but do not provide voting instructions?

A: If you vote by proxy card, your shares will be voted as you instruct by the individuals named as proxies on the proxy card. If you sign and return a proxy card but do not specify how your shares are to be voted, the persons named as proxies on the proxy card will vote your shares in accordance with the recommendations of the Board. These recommendations are:

●	FOR the election of the four (4) nominees for director named in this Proxy Statement (Proposal 1);
●	FOR the ratification of the selection by our Board of MaloneBailey, LLP as our independent auditor for the fiscal year ending October 31, 2025 (Proposal 2); and
●	to provide authority for the persons named as proxies to vote on other matters that may come before the Annual Meeting in their discretion. The Board has made no recommendation as to how the proxies will vote with respect to other matters that may come before the meeting.

Q: What does it mean if I receive more than one proxy card?

A: It means that you have multiple accounts with brokers and/or our transfer agent. Please vote all of these shares. We recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is Vstock Transfer, LLC, which may be reached at (212) 828-8436.

Q: Will my shares be voted if I do not provide my proxy?

A: Your shares may be voted if they are held in the name of a brokerage firm, even if you do not provide the brokerage firm with voting instructions. Brokerage firms have the authority under the rules of The Nasdaq Stock Market LLC (“Nasdaq”) to vote shares for which their customers do not provide voting instructions on certain “routine” matters. The proposal to ratify the selection of MaloneBailey, LLP as our independent auditor for fiscal year 2025 is considered a routine matter for which brokerage firms may vote shares for which they have not received voting instructions. When a proposal is not a routine matter and the brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm cannot vote the shares on that proposal. This is called a “broker non-vote.” Abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal.

Q: How many votes must be present to hold the Annual Meeting?

A: Your shares are counted as present at the Annual Meeting if you attend the Annual Meeting online or if you properly return a proxy by internet, telephone or mail. In order for us to conduct our Annual Meeting, a majority of the outstanding shares of stock, as of the Record Date, entitled to vote must be present or represented by proxy at the Annual Meeting. This is referred to as a quorum. Abstentions and broker non-votes will be counted for purposes of establishing a quorum at the Annual Meeting.

Q: How many votes are needed to elect directors?

A: You may vote “FOR” each nominee or “WITHHOLD AUTHORITY” to vote for each nominee. Unless you mark “WITHHOLD AUTHORITY” with respect to a particular nominee or nominees, your proxy will be voted “FOR” each of the director nominees named in this proxy statement. In an uncontested election, a nominee will be elected as a director if the number of “FOR” votes exceeds the number of votes withholding authority. In a contested election, a nominee will be elected director if he receives more votes than another nominee. Thus, the four (4) directors with the most votes “FOR” will be elected to the Board. Broker non-votes and withheld votes will not affect the outcome of the vote on directors.

Q: How many votes are needed to approve the other proposal?

A: The affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote for the following proposals is required to ratify the appointment of our independent registered public accounting firm. Abstentions will be treated as votes against this proposal. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name only on the proposal to ratify the appointment of our independent registered public accounting firm. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to appoint our independent registered public accounting firm. However, if our stockholders do not ratify the appointment of MaloneBailey, LLP as our independent registered public accounting firm for the fiscal year ending October 31, 2025, the audit committee of our Board will reconsider its appointment.

Q: Is voting confidential?

A: We will keep all the proxies, ballots and voting tabulations private. We only let our Inspectors of Election, representatives of Broadridge Financial Solutions, Inc. examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make on the proxy card or that you otherwise provide.

Q: When will the Company announce the voting results?

A: The Company may announce preliminary voting results after the adjournment of the Annual Meeting and will announce the final voting results of the Annual Meeting on a Current Report on Form 8-K filed with the SEC within four business days after the Annual Meeting.

Q: Do any directors or officers of the Company have a personal interest in the matter to be acted upon at the Annual Meeting?

A: Except for those directors who are nominated for election at the Annual Meeting, no officer or director has any substantial interest, direct or indirect, by security holdings or otherwise, in Proposal 2 that is not shared by all other stockholders.

Q: What if other matters are presented for consideration at the Annual Meeting?

A: The Company knows of no other matters to be submitted to the stockholders at the Annual Meeting, other than those described herein. If other matters do arise, the Board has made no recommendation as to how the proxies will vote on such other matters. If any other matters properly come before the stockholders at the Annual Meeting, it is the intention of the persons named on the proxy card as proxies to vote the shares represented thereby on such matters in their discretion and in accordance with their best judgment.

Q: Whom do I call if I have questions?

A: If you have any questions, need additional material, or need assistance in voting your shares, please feel free to contact Mark Thoenes at 503.701.6435

MATTERS REQUIRING STOCKHOLDER ACTION

PROPOSAL 1

ELECTION OF DIRECTORS (Item 1 on the Proxy Card)

Nominees

There are four (4) nominees recommended by the Board for election this year to hold office until the 2026 Annual Meeting of the Stockholders and until their respective successors are elected and qualified. Our Board has nominated: (i) David Worner; (ii) Mark Thoenes; (iii) Ashesh Modi; and (iv) Ketankumar Patel and our management has no reason to believe that any nominee will be unable to serve. Their biographies are provided at pages 8 to 9. The biographies of each of the nominees contains information regarding the person’s service as a director, business experience, public-company director positions held currently or at any time during the last five years, information regarding involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused Board to determine that the person should serve as a director for the Company. In addition to the information presented above regarding each nominee’s specific experience, qualifications, attributes and skills that led our Board to the conclusion that he or she should serve as a director, we also believe that all of our director nominees have a reputation for integrity, honesty and adherence to high ethical standards. They each have demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to Kaival and our Board. Finally, we value their significant experience on other public company boards of directors and board committees.

A nominee will be elected as a director if he receives a plurality of the votes cast, in person or by proxy, at the Annual Meeting. This means that the nominees for election as director who receive the highest number of affirmative votes at the Annual Meeting will be elected as director. Withheld votes and broker non-votes will have no effect on the outcome of the vote.

Unless otherwise instructed, the proxy holders will vote the proxies received by them “FOR” each of the nominees named above. If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by our Board.

The Board recommends that you vote “FOR” the election of all of these nominees.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information regarding our directors and executive officers:

Name(1)	Age	Position	Director Since	Board Committee
Mark Thoenes	71	Interim Chief Executive Officer and Director	August 1, 2023
Eric Morris	49	Chief Financial Officer	—
David Worner	46	Director	March 19, 2023	Audit – Chairman; Compensation; Nominating and Corporate Governance.
Ashesh Modi	46	Director	April 23, 2024	Nominating and Corporate Governance – Chairman; Compensation; Audit.
Ketankumar Patel	40	Director	April 23, 2024	Compensation – Chairman; Nominating and Corporate Governance; Audit.

Mark Thoenes, Interim Chief Executive Officer and Director. Mr. Mark Thoenes, has more than 35 years of diverse financial and operational leadership to our company. From June 30, 2021 to August 1, 2023, he served as our Interim Chief Financial Officer on a consulting basis. He has been a licensed Certified Public Accountant since 1984 and began his career with Ernst & Young Global Limited. From 2000 to 2010, Mr. Thoenes served as the Executive Vice President/Chief Financial Officer of Rentrak Corporation (“Rentrak”), a publicly traded company listed on Nasdaq and headquartered in Portland, Oregon. Founded in 1977, Rentrak went public in 1986, and remained a public company until it was acquired by comScore, Inc. in 2016, after Mr. Thoenes left Rentrak. For the past eleven years, Mr. Thoenes has been the President of MLT Consulting Services, LLC, a full-service business/financial consulting firm. We believe that Mr. Thoenes is qualified to serve on our Board because of his prior and current management experience, as well as his business experience within our business industry.

Eric Morris, Chief Financial Officer. Mr. Eric Morris has served as our Interim Chief Financial Officer since March 2024. Prior to this position he was our Controller from April 2023 to March 2024. He has been a licensed Certified Public Accountant since 2006. From Sept 2017 to April 2023, he worked as a fractional accounting consultant at a privately held company on a diverse group of clients. Prior to his time as a consultant, from December 2010 to August 2017, he was the Controller at a privately held Parking Meter Company. Mr. Morris received a bachelor’s degree in accounting from Linfield University in 2000. We believe that Mr. Morris is qualified to serve as our Interim Chief Financial Officer because of his prior and current management experience, as well as his business experience within our business industry.

David Worner, Director. Mr. David Worner began his career in public accounting and is currently the Chief Executive Officer of GrowthPath Partners, a transactional accounting and advisory firm which he founded in July 2021. From August 2012 to June 2021, Mr. Worner served as a partner at NOW CFO, a national finance and accounting consulting firm. Prior to his time at NOW CFO, Mr. Worner worked as a Controller at Covario, an independent provider of search marketing agency services, from August 2010 until August 2012. Prior to his time at Covario, from September 2006 to August 2012, he worked as an Accounting Manager for Securities and Exchange Commission Reporting and SOX Management for NTN Buzztime, a company that produces interactive entertainment across different platforms. Mr. Worner received a bachelor’s degree in accounting from the University of New Orleans in 2005. We believe that Mr. Worner is qualified to serve on our Board because of his prior and current management experience, as well as his business experience within our business industry.

Ashesh Modi, Director. Since 2017, Mr. Modi has been a pharmacist at Publix, where he reviews prescriptions and provides information and advice to patients. Since 2016, Mr. Modi has also held a realtor license and has managed multi-million dollar deals, earning accolades such as being named a top 1% Realtor by Lokation Real Estate in 2022. He also served as President of the Indian Association of the Space Coast in Florida in 2017 -2018. After earning a Bachelor of Pharmacy degree from A R College of Pharmacy at Sardar Patel University in India, he came to the United States of America in 2002 where he attained a Master’s in Public Health from the University of Oklahoma. We believe that Mr. Modi is qualified to serve on our Board due to his background in our industry.

Ketankumar Patel, Director. In 2017, Mr. Patel founded a liquor franchise company called In and Out Liquors, where he oversees strategic plans and operations. Through that business, he developed a thorough understanding of how to manage and sell high-value, age-restricted products. Mr. Patel is a graduate of APC College of Pharmacy, Chikhali, Maharastra, India. After obtaining his degree in 2005, Mr. Patel moved to the United States in 2006. We believe that Mr. Modi is qualified to serve on our Board due to his background in our industry and the business of age-restricted products.

Management Changes

On September 12, 2024, the Company appointed Mark Thoenes as interim chief executive officer of the Company, effective immediately to succeed Nirajkumar Patel who unexpectedly passed away on September 7, 2024.

Family Relationships

There are no family relationships among any of our executive officers or directors.

Legal Proceedings

To the best of our knowledge, none of our directors or executive officers have, during the past ten years, been involved in any legal proceedings described in subparagraph (f) of Item 401 of Regulation S-K.

CORPORATE GOVERNANCE

The business and affairs of Kaival are managed under the direction of the Board. The Board believes that good corporate governance is a critical factor in achieving business success and in fulfilling the Board’s responsibilities to the Company’s stockholders. The Board believes that its practices align management and stockholder interests.

The Governance section of the Company website makes available the Company’s corporate governance materials, including the Certificate of Incorporation, as corrected, as of the date of this Proxy Statement, and bylaws, the charters for each Board committee, the Company’s Code of Conduct and information about how to report concerns about the Company. To access these documents on the Company’s website, please visit https://kaivalbrands.com.

Board Composition/Election

Our Board presently consists of four (4) directors whose terms expire at this Annual Meeting. Our directors are elected annually. The Board has fixed the number of directors at four (4). As discussed in more detail later in this section, the Board has determined that three (3) of the four (4) individuals standing for election are independent under the rules of Nasdaq.

Director Attendance at Annual Meetings

The Board’s policy is that all directors should attend the Annual Meeting and all persons serving as directors are expected to attend the 2025 Annual Meeting.

Selection of Nominees for The Board of Directors

The Governance and Nominating Committee considers candidates for Board membership suggested by its members and other Board members, as well as management and stockholders. The Governance and Nominating Committee’s charter provides that it may retain a third-party executive search firm to identify candidates from time to time. Our Board seeks members from diverse professional backgrounds who combine a broad spectrum of experience and expertise with a reputation for integrity. Directors should have experience in positions with a high degree of responsibility, be leaders in the companies or institutions with which they are affiliated and are selected based upon contributions they can make to the Board and management. The Governance and Nominating Committee’s assessment of a proposed candidate may include a review of the person’s judgment, experience, independence, understanding of the Company’s business or other related industries and such other factors as the Governance and Nominating Committee determines are relevant in light of the needs of the Board. The Governance and Nominating Committee believes that its nominees should reflect a diversity of experience, gender, race, ethnicity and age. The Board does not have a specific policy regarding director diversity. The Governance and Nominating Committee also considers such other relevant factors as it deems appropriate, including the current composition of the Board, the balance of management and independent directors, and the evaluations of other prospective nominees, if any.

In connection with this evaluation, it is expected that each member of the Governance and Nominating Committee will interview the prospective nominee before the prospective nominee is presented to the full Board for consideration. After completing this evaluation and interview process, the Governance and Nominating Committee will make a recommendation to the full Board as to the person(s) who should be nominated by the Board, and the Board determines the nominee(s) after considering the recommendation and report of the Governance and Nominating Committee. We look for director candidates who have the skills and experience necessary to help us achieve success within our industry.

We believe that each of our directors has the necessary qualifications to be a value-added member of our Board. As noted in the director biographies, our directors have experience, qualifications and skills across a wide range of public and private companies, possessing a broad spectrum of experience both individually and collectively.

There are no arrangements or understanding between any of the directors or the director nominee or officers of our Company or any other person pursuant to which any officer or director or director nominee was or is to be selected as an officer or director or director nominee.

AUDIT COMMITTEE REPORT

The Audit Committee: The members of the Audit Committee (for purposes of this report, the “Committee”) are Messrs. David Worner, who serves as Chairman, Ashesh Modi and Ketankumar Patel. The Board has determined that all of the members of the Committee are independent within the meaning of applicable SEC regulations and the listing standards of the Nasdaq and that David Worner, the Chair of the Committee, is qualified as an audit committee financial expert within the meaning of SEC regulations. The Board has also determined that Mr. Worner has accounting and related financial management expertise within the meaning of the listing standards of the Nasdaq and that each member of the Committee is financially literate within the meaning of the Nasdaq listing standards.

Audit Committee Charter: The Audit Committee operates under a written charter adopted by the Board. The charter is reviewed by management at least annually, and any recommended changes are presented to the Committee for review and approval.

Audit Committee Responsibilities: The Committee assists the Board in fulfilling its responsibilities for general oversight of the integrity of the Company’s financial statements, the adequacy of the Company’s system of internal controls and procedures and disclosure controls and procedures, the Company’s risk management, the Company’s compliance with legal and regulatory requirements, the independent auditors’ qualifications and independence and the performance of the Company’s internal audit function and independent auditors. The Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Committee deems necessary to carry out its duties and receive appropriate funding, as determined by the Committee, from the Company for such advice and assistance.

The Committee has sole authority over the selection of the Company’s independent auditors and manages the Company’s relationship with its independent auditors (who report directly to the Committee). Each year, the Committee evaluates the performance, qualifications and independence of the independent auditors. The Committee is also involved in the selection of the lead audit partner. In evaluating the Company’s independent auditors, the Committee considers the quality of the services provided, as well as the independent auditors’ and lead partner’s capabilities and technical expertise and knowledge of the Company’s operations and industry.

The Committee met 4   times during the fiscal year ended 2025. The Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. The Committee’s meetings generally include private sessions with the Company’s independent auditors and with the Company’s internal auditors, in each case without the presence of the Company’s management, as well as executive sessions consisting of only Committee members. In addition to the scheduled meetings, senior management confers with the Committee or its Chair from time to time, as senior management deems advisable or appropriate, in connection with issues or concerns that arise throughout the year.

Management is responsible for the Company’s financial reporting process, including its system of internal control over financial reporting, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States. The Company’s independent auditors are responsible for auditing those financial statements in accordance with professional standards and expressing an opinion as to their material conformity with U.S. generally accepted accounting principles and for auditing the effectiveness of the Company’s internal control over financial reporting. The Committee’s responsibility is to monitor and review the Company’s financial reporting process and discuss management’s report on the Company’s internal control over financial reporting. It is not the Committee’s duty or responsibility to conduct audits or accounting reviews or procedures. The Committee has relied, without independent verification, on management’s representations that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the U.S. and that the Company’s internal control over financial reporting is effective. The Committee has also relied, without independent verification, on the opinion of the independent auditors included in their report regarding the Company’s financial statements and effectiveness of internal control over financial reporting.

Oversight Matters: As part of its oversight of the Company’s financial statements, the Committee reviews and discusses with both management and the Company’s independent auditors all annual and quarterly financial statements prior to their issuance. With respect to each 2024 fiscal reporting period, management advised the Committee that each set of financial statements reviewed had been prepared in accordance with accounting principles generally accepted in the U.S., and reviewed significant accounting and disclosure issues with the Committee. These reviews included discussions with the independent auditors of matters required to be discussed pursuant to Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 1301 (Communication with Audit Committees), including the quality (not merely the acceptability) of the Company’s accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements and disclosures related to critical accounting practices. The Committee has also discussed with RBSM matters relating to their respective independence, including a review of audit and non-audit fees and the written disclosures and letter received from RBSM required by applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) regarding their respective communications with the Committee concerning independence. The Committee also considered whether non-audit services provided by the independent auditors are compatible with the independent auditors’ independence. The Committee also received regular updates, and written summaries as required by the PCAOB rules (for tax and other services), on the amount of fees and scope of audit, audit-related, tax and other services provided.

In addition, the Committee reviewed key initiatives and programs aimed at strengthening the effectiveness of the Company’s internal and disclosure control structure. As part of this process, the Committee continued to monitor the scope and adequacy of the Company’s internal auditing program, reviewing staffing levels and steps taken to implement recommended improvements in internal procedures and controls. The Committee also reviews and discusses legal and compliance matters with management, and, as necessary or advisable, the Company’s independent auditors.

Audit Committee Recommendation: Based on the Committee’s discussions with management and the independent auditors and the Committee’s review of the representations of management and the report of the independent auditors to the Board and stockholders, and subject to the limitations on the Committee’s role and responsibilities referred to above and in the Audit Committee Charter, the Committee recommended to the Board that it include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2024 for filing with the SEC.

This report has been furnished by the members of the Audit Committee:

David Worner, Chairman

Ashesh Modi

Ketankumar Patel

BOARD DIVERSITY MATRIX

Stockholder Nominations

For nominations or other business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Corporate Governance and Nominating Committee.

To be timely, a stockholder’s notice shall be delivered to the Chief Financial Officer at the principal executive offices of the Company not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced more than thirty (30) days prior to or delayed by more than thirty (30) days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder’s notice as described above.

Such stockholder’s notice shall set forth: (A) as to each person whom the stockholder proposed to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 14a-4(d) thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (B) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made: (i) the name and address of such stockholder, as they appear on the Company’s books, and of such beneficial owner, (ii) the class and number of shares of the Company that are owned beneficially and of record by such stockholder and such beneficial owner and (iii) whether either such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of, in the case of the proposal, at least the percentage of the Company’s voting shares required under applicable law to carry the proposal or, in the case of a nomination or nominations, a sufficient number of holders of the Company’s voting shares to elect such nominee or nominees.

Nominations and the solicitation notice should be sent to the Nominating and Corporate Governance Committee, Kaival Brands Innovations Group, Inc., 4460 Old Dixie Highway, Grant-Valkaria, Florida 32949.

As of the date of this Proxy Statement, we have not received timely notice of any nomination by a stockholder.

Nominees for Director

The Board nominated Mr. Worner, Mr. Thoenes, Mr. Modi and Mr. Patel to stand for election for the four (4) Board seats. Each such individual has consented to serve if elected.

If elected, we expect that all of the aforementioned nominees will serve as directors and hold office until the 2026 Annual Meeting of Stockholders and until their respective successors have been elected and qualified or until their death, retirement or resignation.

Director Compensation

The Compensation Committee establishes and reevaluates if it deems necessary or prudent in its discretion, the cash and equity awards (amount and manner or method of payment) to be made to non-employee directors for such fiscal year. In making this determination, the Compensation Committee may utilize such market standard metrics as it deems appropriate, including, without limitation, an analysis of cash compensation paid to our peer group’s independent directors.

The Compensation Committee has the power and discretion to determine in the future whether non-employee directors should receive annual or other grants of options to purchase shares of common stock or other equity incentive awards in such amounts and under such policies as the Compensation Committee may determine utilizing such market standard metrics as it deems appropriate, including, without limitation, an analysis of equity awards granted to independent directors of our peer group.

In fiscal year 2024, we compensated our independent directors as follows:

Name of Director (1)	Fees Earned or Paid in Cash	Option Awards	Total
Roger Brooks (2)	56,111	0	56,111
George Chuang (3)	57,222	0	57,222
James P. Cassidy (4)	48,370	0	48,370
Barry M. Hopkins (5)	25,000	0	25,000
David Worner	99,167	36,071	135,238
Mark Thoenes	26,211	36,071	62,282
Ashesh Modi (6)	26,111	21,643	47,754
Ketankumar Patel (7)	26,111	21,643	47,754

(1)	Mr. Patel is a named executive officer and, accordingly, his compensation is included in the “Summary Compensation Table” above. Mr. Patel did not receive any compensation for their service as a director for the fiscal year ended October 31, 2024. Mr. Patel passed away on September 7, 2024.

(2)	Mr. Brooks resigned from the Board on February 22, 2024.

(3)	Mr. Chuang resigned from the Board on February 26, 2024.

(4)	Mr. Cassidy resigned from the Board on January 25, 2024.

(5)	Mr. Hopkins resigned from the Board on February 22, 2024

(6)	Mr. Modi was appointed to the Board on April 23, 2024.

(7)	Mr. Patel was appointed to the Board on April 23, 2024.

Code of Ethics

On March 17, 2021, our Board adopted a Code of Ethics and Business Conduct, that applies to all directors, senior officers, and employees of the Company (the “Code of Ethics”). The Code of Ethics was adopted to enhance and clarify our personnel’s understanding of our standards of ethical business practices, promote awareness of ethical issues that may be encountered in carrying out an employee’s or director’s responsibilities, and sets forth how to address ethical issues that may arise. A copy of the Code of Ethics is available on our corporate website at https://ir.kaivalbrands.com/governance/governance-documents/default.aspx.

Directors and Executive Officers Qualifications

Although we have not formally established any specific minimum qualifications that must be met by each of our officers, we generally evaluate the following qualities: educational background, diversity of professional experience, including whether the person is a current or was a former chief executive officer or chief financial officer of a public company or the head of a division of a prominent international organization, knowledge of our business, integrity, professional reputation, independence, wisdom, and ability to represent the best interests of our stockholders.

The Governance and Nominating Committee of the Board prepares policies regarding director qualification requirements and the process for identifying and evaluating director candidates for adoption by our Board. The above-mentioned attributes, along with the leadership skills and other experiences of our officers and Board members described above, provide us with a diverse range of perspectives and judgment necessary to facilitate our goals of stockholder value appreciation through organic and acquisition growth.

Director Independence

Under Nasdaq standards, a director is not “independent” unless the Board affirmatively determines that he or she does not have a direct or indirect material relationship with us or any of our subsidiaries. In addition, the director must meet the bright-line tests for independence set forth by the Nasdaq rules. Our Board has undertaken a review of its composition, the composition of its committees and the independence of our directors and considered whether any director has a material relationship with us that could compromise his ability to exercise independent judgment in carrying out his responsibilities. Based on these standards, the Board has determined that Messrs. Worner, Modi and Patel are “independent” directors within the meaning of listing rules of Nasdaq.

All the members of the Audit Committee, Compensation Committee and Governance and Nominating Committee were also independent during our fiscal year ended October 31, 2024. In making determinations regarding director independence, our Board considered the relationships that each non-employee director has with us and all other facts and circumstances our Board deemed relevant in determining their independence, including the director’s beneficial ownership of our common stock and the relationships of our non-employee directors with certain of our significant stockholders.

Meetings of the Board and Board Committees

Our Board has an Audit Committee, a Compensation Committee and Governance and Nominating Committee. The entire Board met 24 times, including telephonic meetings, during fiscal 2024. All directors attended at least 75% of our Board meetings held during the time each director served on our Board.

Audit Committee. The Audit Committee currently consists of David Worner (Chair), Ashesh Modi and Ketankumar Patel. The Audit Committee met 4 times during fiscal 2024. The meetings included discussions with management and with our independent registered public accounting firm to discuss our interim and annual financial statements, and the effectiveness of our financial and accounting functions and organization. The Audit Committee acts pursuant to a written charter adopted by our Board. Changes to this charter from time to time will be posted on our website at such address.

The purpose of the Audit Committee is to represent and assist the Board in its general oversight of our accounting and financial reporting processes, audits of our financial statements, and our internal control and audit functions. Management is responsible for (i) the preparation, presentation, and integrity of our financial statements; (ii) accounting and financial reporting principles; and (iii) our internal controls and procedures designed to promote compliance with accounting standards and applicable laws and regulations. Our independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements in accordance with generally accepted auditing standards.

Our Board has determined that the Audit Committee is comprised entirely of independent members as defined under applicable SEC rules and the Nasdaq Rules. Our Board has determined that David Worner, the Chair of the Audit Committee, is an “audit committee financial expert” as defined under SEC rules.

Compensation Committee. The Compensation Committee currently consists of Ketankumar Patel (Chair), David Worner and Ashesh Modi. The Compensation Committee did not meet during fiscal 2024. The Compensation Committee acts pursuant to a written charter adopted by our Board. Changes to this charter from time to time will be posted on our website at such address.

The purpose of the Compensation Committee is to discharge the responsibilities of the Board relating to compensation of our executives, to produce an annual report on executive compensation for inclusion in our annual proxy statement, and to oversee and advise the Board on the adoption of policies that govern our compensation programs, including stock and benefit plans.

The Compensation Committee is responsible for determining executive compensation, including approving recommendations regarding equity awards for all of our executive officers, setting base salary amounts, and fixing compensation levels. This includes reviewing and making recommendations to our Board regarding corporate goals and objectives relevant to Chief Executive Officer compensation, evaluating, at least annually, the Chief Executive Officer’s performance in light of these goals and objectives, and reviewing and making recommendations to our Board regarding the Chief Executive Officer’s compensation level based on such evaluation.

The Compensation Committee also annually reviews director compensation to ensure non-employee directors are adequately compensated for the time expended in fulfilling their duties to us, as well as the skill-level required by us of members of our Board. After the Compensation Committee completes their annual review, they make recommendations to our Board regarding director compensation. The Compensation Committee is authorized to engage compensation consultants, if they deem necessary, to assist with the Compensation Committee’s responsibilities related to our executive compensation program and the director compensation program.

Governance and Nominating Committee. The Governance and Nominating Committee currently consists of Ashesh Modi (Chair), David Worner and Ketankumar Patel. The Governance and Nominating Committee did not meet as such during fiscal 2024. The Governance and Nominating Committee acts pursuant to a written charter adopted by our Board. Changes to this charter from time to time will be posted on our website at such address.

The purpose of the Governance and Nominating Committee is to determine the slate of director nominees for election to our Board, to identify and recommend candidates to fill Board vacancies occurring between annual stockholder meetings, to review our policies and programs that relate to matters of corporate responsibility, including public issues of significance to our company and our stockholders, and any other related matters required by the federal securities laws.

The Governance and Nominating Committee determines the qualifications, qualities, skills, and other expertise required to be a director and to develop, and recommend to our Board for its approval, criteria to be considered in selecting nominees for director. The Governance and Nominating Committee and our Board believe that at this time, it is unnecessary to adopt criteria for the selection of directors. Instead, the Governance and Nominating Committee and our Board believe that the desirable background of a new individual member of our Board may change over time and that a thoughtful, thorough selection process is more important than adopting criteria for directors.

The Governance and Nominating Committee will also identify, recruit, and screen candidates for our Board, consistent with criteria approved by our Board. The Governance and Nominating Committee and our Board are fully open to utilizing whatever methodology is efficient in identifying new, qualified directors when needed, including industry contacts of our directors or professional search firms. The Governance and Nominating Committee also considers any director candidates recommended by our stockholders pursuant to the procedures described in this Proxy Statement and any nominations of director candidates validly made by stockholders in accordance with applicable laws, rules, and regulations, and the provisions of our charter documents.

There were no fees paid or due to third parties in fiscal 2024 to identify or evaluate, or to assist in evaluating or identifying, potential director nominees.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our common stock, our only outstanding class of voting stock, known by us as of the Record Date, by:

●	each person or entity known by us to be the beneficial owner of more than 5% of our common stock;
●	each of our directors;
●	each of our executive officers; and
●	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and, thus, represents voting or investment power with respect to our securities as of the Record Date. In computing the number and percentage of shares beneficially owned by a person, shares that may be acquired by such person within 60 days of the Record Date are counted as outstanding, while these shares are not counted as outstanding for computing the percentage ownership of any other person. Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all shares of our common stock owned by them, except to the extent such power may be shared with a spouse. Unless otherwise noted, the address of each person below is c/o Kaival Brands Innovations Group, Inc., 4460 Old Dixie Highway, Grant-Valkaria, Florida 32949.

 by them.

Name and Address of Beneficial Owner(1)	Title	Beneficially owned	Percent of Class(2)
Officers and Directors
Mark Thoenes(3)	Chief Executive Officer and Director	620,000	5.4%
Eric Morris(4)	Chief Financial Officer	770,000	6.7%
David Worner(5)	Director	520,000	4.5%
Ashesh Modi(6)	Director	520,000	4.5%
Ketankumar Patel(7)	Director	520,000	4.5%
Officers and Directors as a Group (total of 5 persons)		2,950,000	25.6%

5%+ Stockholders
Kaival Holdings, LLC(8)(9)		1,569,514	13.598%
Bidi Vapor LLC(9)		1,400,144	12.131%
Mark Thoenes(3)	Interim Chief Executive Officer and Director	620,000	5.4%
Eric Morris(4)	Chief Financial Officer	770,000	6.7%

*Less than 1%
(1)	The address for each person listed above is 4460 Old Dixie Highway, Grant-Valkaria, Florida 32949, unless otherwise indicated.
(2)

Applicable percentage of ownership is based on 11,542,302 shares of common stock outstanding as of February 25, 2025.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock that are currently exercisable within 60 days of February 25, 2025, are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person but are not treated as outstanding for the purpose of computing the percentage ownership of any person.

(3)	Mark Thoenes serves as a member of our board. Does not include approximately 14,524 shares of our common stock issuable upon the exercise of vested options, which will be canceled prior to the closing of the Business Combination.
(4)	Eric Morris serves as our Interim Chief Financial Officer. Does not include approximately 2,381 shares of our common stock issuable upon the exercise of vested options, which will be canceled prior to the closing of the Business Combination.
(5)	David Worner serves as a member of our board. Does not include approximately 10,952 shares of our common stock issuable upon the exercise of vested options, which will be canceled prior to the closing of the Business Combination.
(6)	Does not include 3,000 shares underlying vested options, which will be canceled prior to the closing of the Business Combination.
(7)	Does not include 3,000 shares underlying vested options, which will be canceled prior to the closing of the Business Combination.
(8)	KDMM Trust I is the sole voting member of Kaival Holdings, LLC and Ankitaben Patel, as trustee of KDMM Trust I, has voting control over the Kaival shares owned by Kaival Holdings LLC
(9)	Address is 401 N. Wickham Road, Suite 130 Melbourne, FL 32935

EXECUTIVE COMPENSATION

Summary Compensation Table

The table below summarizes all compensation awarded to, earned by, or paid to our named executive officers, which is defined herein as (i) all individuals serving or having served as our principal executive officer or officers during the year ended October 31, 2024, (ii) each of our two other most highly compensated executive officers who were serving as executive officers at the end of the year ended October 31, 2024, and (iii) any individuals for whom disclosure would have been required but for the fact that the individual was not serving as an executive officer as of the fiscal year ended October 31, 2024.

Name and principal position	Fiscal Year Ended October 31,	Salary ($)		Bonus ($)	Stock Awards ($)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	Total ($)
Nirajkumar Patel, Former Interim CEO , Chief Science & Regulatory Officer and Director (2)	2023	276,000		0	0	364,994	0	0	640,994
	2024	241,499		0	0	0	0	0	241,499
Eric Mosser, former CEO, President, and Director (3)	2023	300,000		0	0	699,941	0	0	999,941
	2024	129,549		0	0	0	0	0	129,549
Mark Thoenes, Interim CEO and Director	2023	298,050 (6)		0	0	30,650	0	0	328,700
	2024	74,583	(6)	0	0	0	0	0	74,583
Thomas Metzler, Former CFO (4)	2023	61,076		0	0	150,000	0	0	211,076
	2024	83,112		0	0	0	0	0	83,112
Stephen Sheriff, Former COO (5)	2023	146,528		7,500	0	75,808	0	0	229,836
	2024	88,352		0	0	0	0	0	88,352
Eric Morris, Interim CFO	2023	84,720		3,000	0	39,117	0	0	126,837
	2024	168,960		1,500	0	0	0	0	170,460

(1)	Reflects the fair value of stock awards during the years in accordance with FASB ASC 718, Compensation-- Stock Compensation, using actual forfeitures that were immaterial. For valuation assumptions related to the 2023 option awards, refer to Note 2, “Share-Based Compensation,” to the accompanying audited consolidated financial statements for the year ended October 31, 2024.
(2)	Mr. Nirajkumar Patel resigned from the Company on September 7, 2024, upon his passing.
(3)	Mr. Mosser resigned from the Company on March 8, 2024.
(4)	Mr. Metzler resigned from the Company on February 20, 2024.
(5)	Mr. Sheriff resigned from the Company on February 22, 2024.
(6)	Consulting fees pursuant to the Consulting Agreement (as defined below). See “Narrative Discussion” for additional information.

Narrative Discussion

The following is a narrative discussion of the material information that we believe is necessary to understand disclosed in the foregoing Summary Compensation Table. The following narrative disclosure is separated into sections, with a separate section for each of our named executive officers.

Nirajkumar Patel

During the fiscal year ended October 31, 2024, we paid a base salary of approximately $241,499 to Nirajkumar Patel, our former CEO, Chief Science & Regulatory Officer, compared to a base salary of approximately $276,000 for the fiscal year ended October 31, 2023.

We issued the following stock compensation to Mr. Patel during fiscal years 2023 and 2024:

Vesting and/or Issuance Date	Number of Shares of our Common Stock	Price Per Share	Aggregate Value
2/6/2023	23,810	15.33	365,007

Eric Mosser

During the fiscal year ended October 31, 2024, we paid a base salary of approximately $129,549 to Eric Mosser, our former CEO, compared to a base salary of approximately $300,000 for the fiscal year ended October 31, 2023.

We issued the following stock compensation to Mr. Mosser during fiscal years 2023 and 2024:

Vesting and/or Issuance Date	Number of Shares of our Common Stock	Price Per Share	Aggregate Value
8/1/2023	27,004	12.41	335,120
2/6/2023	23,810	15.33	365,007

Mark Thoenes

During the fiscal year ended October 31, 2024, we paid a base salary of approximately $74,583 to Mark Thoenes, our Interim CEO, compared to a base salary of approximately $298,050 for the fiscal year ended October 31, 2023.

We issued the following stock compensation to Mr. Thoenes during fiscal years 2023 and 2024:

Vesting and/or Issuance Date	Number of Shares of our Common Stock	Price Per Share	Aggregate Value
3/3/2023	2,381	12.87	30,643
4/23/2024	10,000	3.64	36,400

Thomas Meztler

During the fiscal year ended October 31, 2024, we paid a base salary of approximately $83,112 to Thomas Meztler, our former CFO, compared to a base salary of approximately $61,076 for the fiscal year ended October 31, 2023.

We issued the following stock compensation to Mr. Meztler during fiscal years 2023 and 2024:

Vesting and/or Issuance Date	Number of Shares of our Common Stock	Price Per Share	Aggregate Value
8/1/2023	12,091	12.41	150,049

Stephen Sheriff

During the fiscal year ended October 31, 2024, we paid a base salary of approximately $88,352 to Stephen Sheriff, our former COO, compared to a base salary of approximately $146,528 for the fiscal year ended October 31, 2023.

We issued the following stock compensation to Mr. Thoenes during fiscal years 2023 and 2024:

Vesting and/or Issuance Date	Number of Shares of our Common Stock	Price Per Share	Aggregate Value
8/22/2023	7,524	10.08	75,842
2/6/2023	1,190	15.33	18,243

Eric Morris

During the fiscal year ended October 31, 2024, we paid a base salary of approximately $168,960 to Eric Morris, our Interim CFO, compared to a base salary of approximately $84,720 for the fiscal year ended October 31, 2023.

We issued the following stock compensation to Mr. Morris during fiscal years 2023 and 2024:

Vesting and/or Issuance Date	Number of Shares of our Common Stock	Price Per Share	Aggregate Value
7/8/2023	2,381	16.56	39,429

Outstanding Equity Awards at Fiscal Year-End October 31, 2024

	Stock Option Awards
Name	Number of Stock Options that Have Not Vested (#)	Market Value of Stock Options that Have Not Vested ($)
Eric Morris	1,786	29,572
Mark Thoenes	2,500	9,100

Potential Payments Upon Termination or Change-of-Control

Other than the stock options mentioned above in “Outstanding Equity Awards at Fiscal Year-End,” none of our named executive officers are entitled to any payments upon termination or change-of-control.

Retirement or Similar Benefit Plans

There are no arrangements or plans in which we provide retirement or similar benefits for our named executive officers.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Since the beginning of our 2023 fiscal year, we have entered into or participated in the following transactions with Since the beginning of our fiscal year, we have entered into or participated in the following transactions with related persons:

Revenue

During the year ended October 31, 2024, the Company recognized revenue of $5,950 from three companies owned by Nirajkumar Patel, former Chief Executive Officer and director of the Company and/or his wife.

Purchases and Accounts Payable

During the year ended October 31, 2024, 100% of the inventories of products, consisting solely of the BIDI® Stick, were purchased from Bidi, a related party controlled by Nirajkumar Patel and/or his wife , in the amount of $0.3 million.

The KBI License Agreement provides that KBI shall pay Bidi license fees equivalent to 50% of the adjusted earned royalty payments, after any offsets due to jointly agreed costs such development costs incurred for entry to specific international markets. During the year ended October 31, 2024, the Company paid license fees of approximately $220,000 to Bidi. As of October 31, 2024, the Company had accounts payable to Bidi of $131,683 for license fees.

Leased Office Space and Storage Space

We capitalize all leased assets pursuant to ASU 2016-02, Leases (Topic 842) (“Topic 842”), which requires lessees to recognize right-of-use (“ROU”) assets and lease liability, initially measured at present value of the lease payments, on its balance sheet for leases with terms longer than 12 months and classified as either financing or operating leases. We exclude short-term leases having initial terms of 12 months or less from Topic 842 as an accounting policy election and recognizes rent expense on a straight-line basis over the lease term. On June 10, 2022, we entered into the 2022 Lease with Just Pick for approximately 21,332 rentable square feet combined in our principal office building and warehouse, together with all improvements thereon. Just Pick is considered a related party because our then Chief Executive Officer and director, Mr. Nirajkumar Patel, owned and controled Just Pick.

PROPOSAL 2

RATIFICATION OF THE SELECTION OF MALONEBAILEY, LLP AS OUR INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING OCTOBER 31, 2025 (Item 2 on the Proxy Card)

Proposal: The Board of Directors is asking that you vote to ratify the Board’s selection of MaloneBailey, LLP (“MaloneBailey”) as our independent registered public accounting firm for fiscal year ended October 31, 2024.

During the years ended October 31, 2024 and October 31, 2023, we engaged MaloneBailey as our independent registered public accounting firm. For the years ended October 31, 2024 and October 31, 2023, we incurred fees, as discussed below:

	2024	2023
Audit and review fees	$227,120	$286,725
Audit-related fees	—	—
Tax fees	—	—
All other fees	154,198	—
Total	$381,318	$286,725

Pre-Approval Policies and Procedures

All audit fees are approved by the Audit Committee of our Board. The Audit Committee reviews, and in its sole discretion, pre-approves, our independent auditors’ annual engagement letter, including proposed fess and all audit and non-audit services provided by the independent auditors. Accordingly, all services described under “Audit Fees,” “Audit-related Fees,” “All Other Fees,” and “Tax Fees,” as applicable, were pre-approved by our Audit Committee. The Audit Committee may not engage independent auditors to perform the non-audit services prohibited by law or regulations.

Representatives of MaloneBailey, LLP will attend the Annual Meeting and will have the opportunity to make a statement if they desire and will be available to respond to appropriate questions from stockholders.

The ratification of the Board’s appointment of MaloneBailey, LLP as our independent registered public accounting firm for the fiscal year ending October 31, 2025 requires the affirmative vote of a majority of votes cast on the proposal. Abstentions will have no effect on the outcome of the vote on this proposal. Because this is a routine matter, there will be no broker non-votes. If our stockholders do not ratify the appointment, the selection of another independent registered public accounting firm may be considered by the Board. Even if the selection is ratified, the Board in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

The Board of Directors recommends that you vote “FOR” approval of this proposal.

ADDITIONAL INFORMATION

Solicitation Expenses: Expenses in connection with the solicitation of proxies will be paid by the Company. Proxies are being solicited principally by mail, by telephone and through the internet. In addition, our directors, officers and regular employees, without additional compensation, may solicit proxies personally, by e-mail, telephone, fax or special letter. We will reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners of our shares.

How To Receive Additional Paper Copies of the Proxy Statement: The Company has adopted a procedure called “householding” which has been approved by the SEC. The Company and some brokers household proxy materials, delivering a single notice and, if applicable, this Proxy Statement and Annual Report, to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders or they participate in electronic delivery of proxy materials. Stockholders who participate in householding will continue to access and receive separate proxy cards. This process will help reduce our printing and postage fees, as well as save natural resources. If at any time you no longer wish to participate in householding and would prefer to receive a separate Proxy Statement, or if you are receiving multiple copies of the Proxy Statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to Kaival Brands Innovations Group, Inc., Investors Relation, 4460 Old Dixie Highway, Grant-Valkaria, Florida 32949 or by calling Investor Relations at (833) 452-4825, or by sending an e-mail to investors@kaivalbrands.com.

Stockholder Proposals for Consideration at the 2026 Annual Meeting of Stockholders: Under the rules of the SEC, if a stockholder wants us to include a proposal in our Proxy Statement and proxy card for presentation at our 2025 Annual Meeting of Stockholders, the proposal must be received by us at our principal executive offices at 4460 Old Dixie Highway, Grant-Valkaria, Florida 32949 by March 31, 2026. The proposal should be sent to the attention of the Chief Financial Officer.

Under our bylaws, certain procedures are provided that a stockholder must follow to introduce an item of business, including the nomination of someone as a director, at an Annual Meeting of Stockholders that is not included in our Proxy Statement. These procedures provide that an item of business to be introduced at an Annual Meeting of Stockholders must be submitted in writing to our Nominating and Corporate Governance Committee at our principal executive offices and you must include information set forth in our bylaws. See “Governance of the Company – Stockholder Nominations” above.

We must receive the notice of your intention to propose an item of business at our 2025 Annual Meeting no later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting as specified in our amended and restated bylaws. If the 2026 Annual Meeting is not held within 30 days before or after the anniversary of the date of this year’s Annual Meeting, then the item of business must be received by the tenth day following the earlier of the date of mailing of the notice of the meeting or the public disclosure of the date of the meeting. Assuming that our 2026 Annual Meeting is held within 30 days of the anniversary of this Annual Meeting, we must receive notice of your intention to introduce a nomination or other item of business at that meeting by March 31, 2026.

You may contact Kaival’s Chief Financial Officer at the address mentioned above for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

The chairperson of the Annual Meeting may refuse to allow the transaction of any business, or to acknowledge the nomination of any person, not made in compliance with the foregoing procedures.

2024 Annual Report: A copy of our 2024 Annual Report, as filed with the SEC, is available to stockholders without charge upon written request directed to our Chief Financial Officer at 4460 Old Dixie Highway, Grant-Valkaria, Florida 32949 or emorris@kaivalbrands.com.

Other Matters To Be Considered At The Annual Meeting: The Board is not aware of any other matters that are expected to come before the 2025 Annual Meeting other than those referred to in this proxy statement and as set forth above. The Board has made no recommendation as to how the proxies will vote on such other matters. If any other matter should come before the Annual Meeting, the individuals named on the proxy card intend to vote the proxies in accordance with their best judgment.

By Order of the Board of Directors

Mark Thoenes

Director and Interim Chief Executive Officer